UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 23, 2003

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Smith Ranch Road San Rafael, California (Address of principal executive offices)		94903 (Zip Code)

Registrant’s telephone number, including area code    415-472-2211

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT 99

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
Number	Description

99	Press Release dated July 23, 2003

Item 9. Regulation FD Disclosure.

     The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

     On July 23, 2003, Fair Isaac Corporation (the “Company”) reported its financial results for the quarter and nine months ended July 30, 2003. See the Company’s press release dated July 23, 2003, which is furnished as Exhibit 99 hereto and incorporated by reference in this Current Report on Form 8-K. In the press release, the Company provides the amount of charges resulting from the HNC Software Inc. acquisition included in its financial results for the periods presented and the impact of these charges on earnings per share. This information may be considered to be a “non-GAAP financial measure” under Regulation G adopted by the Securities and Exchange Commission. The Company believes that this information is useful in that it helps investors evaluate the Company’s operating performance and compare this performance between periods.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FAIR ISAAC CORPORATION

By	/s/ Kenneth J. Saunders Kenneth J. Saunders Vice President and Chief Financial Officer

Date: July 23, 2003

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EXHIBIT INDEX

Exhibit
Number	Description	Method of Filing

99	Press Release dated July 23, 2003	Filed Electronically